SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report	February 8, 2005
(Date of earliest event reported)

Protection One, Inc.	Protection One Alarm Monitoring, Inc.
(Exact Name of Registrant as Specified in Charter)	(Exact Name of Registrant as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

1035 N. 3RD St. Suite 101 Lawrence, Kansas 66044	1035 N. 3RD St. Suite 101 Lawrence, Kansas 66044
(Address of Principal Executive Offices, Including Zip Code)	(Address of Principal Executive Offices, Including Zip Code)

(785) 575-1707	(785) 575-1707
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchage Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As described in the Company’s Form 8-K filed with the Securities and Exchange Commission on February 9, 2005, the contents of which are incorporated herein by reference, on February 8, 2005, in connection with an out-of-court restructuring (the “Restructuring”), Protection One, Inc., together with its subsidiaries, (the “Company”) completed a debt-for-equity exchange (the “Exchange”) with affiliates of Quadrangle Group LLC (collectively, “Quadrangle”), the Company’s lenders under its credit facility and its majority equity-holders.  Pursuant to the Exchange, Quadrangle reduced the Company’s obligations under the credit facility (as amended and restated, the “Credit Facility”) by $120 million in exchange for 16 million shares of the Company’s common stock (the “Shares”).

In connection with the Restructuring and the Exchange, the Company entered into, adopted and amended several agreements and management incentive plans as of February 8, 2005, the material terms of which are described below:

•                  Credit Facility: In addition to the $120 million reduction described above, the Company’s Credit Facility with Quadrangle was amended and restated to include, among other things, the following terms:

(i)                                     interest rate increased to 700 basis points over the London Interbank Offered Rate (“LIBOR”) and a requirement that all loans be in LIBOR, as opposed to base rate;

(ii)                                  mandatory prepayment of 100% of net asset sale or debt proceeds or excess cash on a monthly basis, if any, subject to the Company’s ability to maintain a minimum cash balance as specified in the Credit Facility;

(iii)                               assignment of loans or change of agent will not require consent of the Company, subject to certain exceptions;

(iv)                              a one-time fee of $1.15 million paid upon consummation of the Exchange in connection with the Exchange and amendment and restatement of the credit facility; and

(v)                                 the removal of the letter of credit subfacility and the ability to reborrow a loan once repaid.

Quadrangle also waived and released all defaults and events of default under the Credit Facility existing immediately prior to the consummation of the Exchange.  The Credit Facility as adopted was substantially in the form that was filed as Annex I to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.  The final maturity date under the Credit Facility is August 15, 2005; provided that the Company may elect to extend the maturity date to January 15, 2006 upon certification that no defaults or events of default then exist and payment of an extension fee of 1% of the total commitment outstanding on August 15, 2005.

•                  Stockholders Agreement: Pursuant to the Stockholders Agreement between the Company and Quadrangle, the parties are generally required to use their reasonable best efforts to cause the Company’s Board of Directors to consist of five members, including the Company’s President and Chief Executive Officer, Richard Ginsburg, three members designated by Quadrangle and one independent director selected by a majority of the other directors.  The independent director has not been selected.  The Stockholders Agreement also contemplates that the Company will amend its bylaws at the first board meeting following the Restructuring to allow Quadrangle to have the ability to prevent the Company from (i) voluntarily filing for bankruptcy, (ii) merging or consolidating with another entity for a period of two years after closing or (iii) from selling all or substantially all of its assets.

The Stockholders Agreement also includes voting agreements with respect to the election of directors, certain restrictions on the transfer of the Company’s common stock and drag-along and tag-along rights in favor of Quadrangle, subject to certain customary exceptions.  In addition, the Stockholders Agreement provides Quadrangle with the right to participate on a proportional basis in any future equity issuance by the Company, except for issuances pursuant to registered public offerings, business combination transactions or officer, employee, director or consultant arrangements.  The Stockholders Agreement is attached hereto as Exhibit 10.1.

•                  Registration Rights Agreement: Pursuant to the Registration Rights Agreement between the Company and Quadrangle, upon notice from Quadrangle, the Company will register shares of its common stock owned by Quadrangle. Quadrangle is permitted up to six demand registrations, subject to certain conditions.  Quadrangle also received piggyback registration rights whereby it shall have the opportunity to register its securities pursuant to any registration statement the Company may file in the future, subject to certain conditions.  The Registration Rights Agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein.

•                  2004 Stock Option Plan (the “Option Plan”):  Pursuant to the Option Plan, which the Company’s stockholders approved on February 8, 2005, the Company granted its officers and selected management employees options to purchase an aggregate of 1,782,947 shares of the Company’s common stock, of which options to purchase an aggregate of 1,596,947 shares were granted to the Named Executive Officers (as defined below).  The terms of the Option Plan require that the per share exercise price of any options granted under the Plan be not less than the greater of $7.50 or the fair market value of a share of common stock on the effective date of grant. After consideration of a third party independent valuation, the special compensation committee of the Board of Directors granted options with an exercise price of $7.50 to officers and employees.  Options initially granted under the Option Plan will vest ratably each month during the 48 months after the date of grant, subject to accelerated vesting, in the case of the Named Executive Officers under certain circumstances following a qualified sale (as defined in the SAR Plan).  Under the option agreements applicable to the options granted, any shares of stock purchased through the exercise of options generally will be issued and delivered to the option holder, and any net payment due to such holder in accordance with Section 7(b) of the Plan will be paid to such holder, upon (and only upon) the earlier of: (1) specified dates following the occurrence of a certain permissible distribution events (as defined in the SAR Plan) and (2) February 8, 2011 (and provided that if an option holder’s right to receive stock is converted pursuant to Section 7(b) of the Option Plan into a right to receive cash, the amount of cash payable will be credited with interest at six percent (6%) per annum, compounded annually, from the date such conversion is effective until the applicable payment date).  The Option Plan, form of award agreement for the Named Executive Officers (as defined below) and form of award agreement for the non-Named Executive Officers are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively, and incorporated by reference herein.

•                  Stock Appreciation Rights Plan (the “SAR Plan”): The Company’s Board of Directors adopted the SAR Plan and granted an aggregate of 1,996,184 stock appreciation rights (“SARs”) to Richard Ginsburg, Darius G. Nevin, Peter J. Pefanis and Steve V. Williams (the “Named Executive Officers”). The exercise price of the SARs is $4.50, increased by 9% per annum, compounded annually, beginning on February 8, 2006. SARs vest and become payable upon the earlier of (i) a qualified sale (as defined in the SAR Plan) of Protection One, Inc. common stock (provided that if the qualified sale is not a permissible distribution event (as defined in the SAR Plan) the payment will be made, with interest, in connection with a subsequent permissible distribution event) and (ii) February 8, 2011.  The SAR Plan and form of award agreement are attached hereto as Exhibits 10.6 and 10.7 and incorporated by reference herein.

•                  Amendment to Employment Agreements: The employment agreements for the Named Executive Officers and the Company’s other executive officers were amended to conform certain provisions in those agreements regarding vesting of awards and other benefits with the Option Plan and SAR Plan.

•                  Management Stockholder Agreements: In accordance with the management incentive plan term sheet filed as Annex II to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, pursuant to a Management Stockholder Agreement, between the Company and each of its Named Executive Officers and the Company’s other executive officers, such individuals invested an aggregate of $1.75 million in the Company and received 233,334 shares of the Company’s common stock (resulting in a sale price of $7.50 per share).  The form of Management Stockholder Agreement is attached hereto as Exhibit 10.8.

•                  Amendment to Senior Management 2004 Short-Term Incentive Plan (as amended, the “STIP”): Due to, among other things, the enactment of Internal Revenue Code Section 409A, the Company amended and restated its Senior Management 2004 Short-Term Incentive Plan.  The STIP reflects changes made by the Board of Directors of the Company to the payment schedule and acceleration/deferral rights under the STIP and to the manner in which future target goals and award criteria are determined.  In addition, the Company made the 2004 cash payments in the aggregate amount of approximately $1.15 million to its named executive officers pursuant to the STIP.  The STIP is attached hereto as Exhibit 10.9 and incorporated by reference herein.

Item 3.02  Unregistered Sales of Equity Securities.

The description of the Exchange in Item 1.01 is incorporated into this item 3.02 by reference.  The issuance of the Shares pursuant to the Exchange was exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  Such issuance did not involve a public offering, was made to two accredited investors (as defined in Regulation D) without general solicitation or advertising, and no underwriting commissions or discounts were paid.

The description of the Management Stockholder Agreements in Item 1.01 is incorporated into this Item 3.02 by reference.  The sale of the Company’s common stock pursuant to the Management Stockholder Agreements was exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  Such issuance did not involve a public offering, was made to eight accredited investors (as defined in Regulation D) without general solicitation or advertising, and no underwriting commissions or discounts were paid.

Item 3.03  Material Modifications to Rights of Security Holders.

The disclosure set forth in Item 5.03 below is incorporated by reference herein.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 8, 2005, in connection with the Exchange and as contemplated by the Stockholders Agreement and the exchange agreement between the Company and Quadrangle dated as of November 12, 2004, the Boards of Directors of the Company and Protection One Alarm Monitoring, Inc. (the “Board”) increased the size of the Board to four directors and appointed David Tanner, Steven Rattner and Michael Weinstock to the Board.  Ben M. Enis, a Company director since 1994, and James Q. Wilson, a Company director since 1996, resigned from the Board to accommodate these additions.  Our President and Chief Executive Officer, Richard Ginsburg, continues to serve as a director.

Messrs. Tanner, Rattner and Weinstock are managing principals of Quadrangle.  On February 17, 2004, Westar Industries, Inc., a wholly owned subsidiary of Westar Energy, Inc. (collectively, “Westar”), sold approximately 86.8% of the issued and outstanding shares of the Company’s common stock to Quadrangle.  As part of the sale transaction, Westar also assigned to Quadrangle its rights and obligations as the lender under the Company’s credit facility.  Quadrangle initially paid approximately $122.2 million to Westar as consideration for both the common stock and the credit facility, including accrued interest of $2.2 million, with approximately $1.7 million of the initial payment being consideration for the common stock.  In addition, Westar received a right to additional consideration related to post-closing events, and on November 12, 2004, Quadrangle paid Westar $32.5 million as additional consideration.

The disclosure set forth in Item 1.01 is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2005, in connection with the Exchange and as described in the Company’s Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on January 14, 2005, the Company amended and restated its certificate of incorporation (the “Amended and Restated Charter”) to:

•                  effectuate a one-share-for-fifty-share reverse stock split of its outstanding shares of common stock;

•                  eliminate its Series F non-voting cumulative preferred stock and its 11% Series H cumulative redeemable convertible preferred stock, no shares of which are issued and outstanding; and

•                  elect not to be governed by Section 203 of the Delaware General Corporation Law.

At a stockholder meeting held on February 8, 2005, the Company’s stockholders approved the Amended and Restated Charter, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 3.1	Amended and Restated Certificate of Incorporation, effective as of February 8, 2005

Exhibit 10.1	Stockholders Agreement, dated as of February 8, 2005, by and between the Company and Quadrangle

Exhibit 10.2	Registration Rights Agreement, dated as of February 8, 2005, by and between the Company and Quadrangle

Exhibit 10.3	2004 Stock Option Plan

Exhibit 10.4	Form of Award Agreement for Named Executive Officers under 2004 Stock Option Plan

Exhibit 10.5	Form of Award Agreement for Non-Named Executive Officers under 2004 Stock Option Plan

Exhibit 10.6	Stock Appreciation Rights Plan

Exhibit 10.7	Form of Award Agreement under Stock Appreciation Rights Plan

Exhibit 10.8	Form of Management Stockholder Agreement, dated as of February 8, 2005

Exhibit 10.9	Senior Management 2004 Short-Term Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: February 14, 2005	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.

Date: February 14, 2005	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer